LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

Equity Index Portfolio

Supplement Dated December 20, 2006 to Class I and Class II Prospectuses Dated May 1, 2006

LEGG MASON PARTNERS INVESTMENT TRUST

Legg Mason Partners S&P 500 Index Fund

Supplement Dated December 20, 2006 to Class A Shares and

Class D Shares Prospectuses

Dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the Prospectuses under the caption “Management”:

Effective December 18, 2006, Stephen A. Lanzendorf, CFA, investment officer of Batterymarch Financial Management, Inc. (“Batterymarch”), the fund’s investment subadviser (the “subadviser”), will join Charles Ko as a co-portfolio manager for the funds. Mr. Lanzendorf is a Co-Director and Senior Portfolio Manager of Batterymarch’s US Equity investment team.

Mr. Lanzendorf is a co-director and senior portfolio manager of the Batterymarch U.S. Equities investment team. He has 22 years of investment experience. Mr. Lanzendorf joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf was employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies (1999-2005). He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Education: B.S. and M.S., Massachusetts Institute of Technology.

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